EXHIBIT 10.2

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           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                  PURCHASER


                       UBS REAL ESTATE SECURITIES INC.,


                                    SELLER


                       MORTGAGE LOAN PURCHASE AGREEMENT


                           Dated as of July 1, 2007


                          Fixed Rate Mortgage Loans


                              Series 2007-LDP11


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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and UBS Real Estate Securities Inc., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 28, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 28, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,902,316,994.21 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the Master Servicer), the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 28, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Banking Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property, the interests of the Trustee therein or the interests of any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of good standing of the Seller issued by the Secretary of the State of Delaware dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation, duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and the Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, UBS Real Estate Securities Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention: Mark Green, fax number (212) 713-1050 and Attention: Jeffrey N. Lavine, fax number (212) 713-4062 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser



                                       By:____________________________________
                                          Name:
                                          Title:


                                       UBS REAL ESTATE SECURITIES INC., as
                                          Seller



                                       By:____________________________________
                                          Name:
                                          Title:



                                       By:____________________________________
                                          Name:
                                          Title:

                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE


JPMCC 2007-LDP11
Mortgage Loan Schedule (Combined)


Loan #   Originator   Mortgagor Name                            Property Address                    City                   State
------   ----------   ---------------------------------------   ---------------------------------   --------------------   -------
                      Denver EPA OC, LLC; Lenexa FDA OC,
                      LLC; Buffalo NY SSA, LLC; Acquest
                      Government Leases, LLC; Pittsburgh
                      Martinsburg IRS OC, LLC; Mineral Wells
   1            UBS   BPD OC, LLC; Parkersburg BPD OC, LLC      Various                             Various                Various
   3            UBS   315 Park Ave S, LLC                       315 Park Avenue South               New York                  NY
   4            UBS   RMP Properties, LLC                       Various                             Various                   CA
                      Oxford Jacksonville Riverfront Hotel,
   7            UBS   LLC                                       225 Coast Line Drive East           Jacksonville              FL
                      Art Mortgage Borrower Propco 2006-1C
                      L.P.; Art Mortgage Borrower Opco
   8            UBS   2006-1C L.P.                              Various                             Various                Various
   14           UBS   Ormonde Equities LLC                      2030 Broadway                       New York                  NY
   15           UBS   Centennial Hotel Company, LLC             267 Marietta Street                 Atlanta                   GA
   17           UBS   The Electra 91 LLC                        1753 1st Avenue                     New York                  NY
   19           UBS   G & L Realty Delaware LLC                 175 West 72nd St                    New York                  NY
                      VR Landings at Brentwood Limited
   21           UBS   Partnership                               1505 The Landings Drive             Franklin                  TN
   29           UBS   West Ohio II, L.L.C.                      101 and 151 West Ohio Street        Indianapolis              IN
   30           UBS   CityView Plaza, LLC                       36-46 33rd Street                   Long Island City          NY
                      Burlington Woods Hotel Trust, u/d/t
   33           UBS   dated December 26, 1979                   One Mall Road                       Burlington                MA
   37           UBS   Integrated Capital - Bakersfield LLC      3100 Camino Del Rio Court           Bakersfield               CA
   40           UBS   APF Emeryville Ownco LLC                  1800 Powell Street                  Emeryville                CA
   44           UBS   Venice Villages Shoppes, L.L.C.           4105 South Tamiami Trail            Venice                    FL
   46           UBS   South Side House LLC                      98-106 South 4th Street             Brooklyn                  NY
   52           UBS   15-17 Park Avenue Delaware LLC            15-17 Park Avenue                   New York                  NY
   54           UBS   429-441 86th Street LLC                   429 86th Street                     Brooklyn                  NY
   61           UBS   Palm Garden Properties, LLC               3399 PGA Blvd                       Palm Beach Gardens        FL
   63           UBS   Elo Realty Corp.                          42 West 48th Street                 New York                  NY
   69           UBS   Totten Pond Investors - 400, LLC          400-1 and 400-2 Totten Pond Road    Waltham                   MA
   70           UBS   Huntington Woods, LLC                     698-708 Bridgeport Avenue           Shelton                   CT
                      Fulton Franklin EM LLC, Fulton
   75           UBS   Franklin MB LLC, Fulton Franklin SB LLC   Various                             Hempstead                 NY
   77           UBS   147-25 Northern Associates, L.L.C.        147-25 Northern Blvd                Flushing                  NY
   78           UBS   CMS Waters Edge, L.P.                     2220 Gloria Circle                  Pensacola                 FL
                      VR Park at Waterford Limited
   82           UBS   Partnership                               1420 Marina Bay Drive               Kemah                     TX
   85           UBS   TCP Owner, LLC                            Various                             Hyattsville               MD
   88           UBS   AMP Capital UCC Orlando Property LLC      3501 Quadrangle Boulevard           Orlando                   FL
   93           UBS   UCM/Ackerman-Highlands Overlook, LLC      5000 Highlands Parkway              Smyrna                    GA
   96           UBS   Gramkat LTD                               12835 Preston Road                  Dallas                    TX
  106           UBS   Overlook Group LLC                        251 O'Connor Ridge Blvd             Irving                    TX
  110           UBS   Laurel Hill LLC                           46-01 67th Street                   Woodside                  NY
  116           UBS   Ash 49, LLC                               525 West 49th Street                New York                  NY
  117           UBS   7250 South Cicero Equities LLC            7250 South Cicero Avenue            Bedford Park              IL
  120           UBS   SMGB 185 Great Neck, LLC                  185 Great Neck Road                 Great Neck                NY
  128           UBS   Corona Apartments LLC                     112-22 37th Avenue                  Corona                    NY
  150           UBS   22 Chelsea Properties, LLC                22 West 23rd Street                 New York                  NY
  154           UBS   8888 Northern Blvd. Corp.                 82-06 Northern Blvd                 Jackson Heights           NY
                      ACV RAD NNN, LLC; MDS LHS, LLC; TTM
  175           UBS   LHS, LLC                                  Various                             Various                Various
  176           UBS   WRT-1050 Corporetum Property LLC          1050 Warrenvile Road                Lisle                     IL
  180           UBS   Sherington Hemet SPE, LLC                 2375-2465 West Florida Avenue       Hemet                     CA
  198           UBS   ATMF V Duluth LLC                         1201 Miller Trunk Road              Duluth                    MN
  202           UBS   Tamiami South Storage L.P.                17625 South Tamiami Trail           Fort Myers                FL
  207           UBS   ATMF V Colorado, LLC                      7443 West Chatfield Avenue          Littleton                 CO
  208           UBS   Ritten Properties, LLC                    1513 Walnut Street                  Philadelphia              PA
  217           UBS   Rocar Morehead City, LLC                  2202 Arendell Street                Morehead                  NC
  220           UBS   AFWW French Place LP                      109 W French Place                  San Antonio               TX
  222           UBS   Douglasville Storage L.P.                 7454 Douglas Blvd                   Douglasville              GA
  223           UBS   Fetter Memphis LLC                        3100 Thomas Street                  Memphis                   TN
                      ACV RAD Westover, LLC, MDS Westover,
  228           UBS   LLC, TTM Westover, LLC                    405 Fairmont Rd                     Westover                  WV
  232           UBS   Rocar - Lancaster, LLC                    1101 Hwy 9 Bypass West              Lancaster                 SC
  233           UBS   Rocar - Mocksville LLC                    901 Yadkinville Road                Mocksville                NC
                      ACV RAD Chester, LLC, MDS Chester,
  238           UBS   LLC, TTM Chester, LLC                     200 Weir Place                      Chester                   VA
  239           UBS   389 Knickerbocker Avenue LLC              389 Knickerbocker Avenue            Brooklyn                  NY
                      ACV RAD Emporium, LLC, MDS Emporium,
  243           UBS   LLC, TTM Emporium, LLC                    620 Allegheny Avenue                Emporium                  PA
                      ACV North Richland Hills Pads, LLC,
                      GJS North Richland Hills Pads, LLC,
  245           UBS   ELLDIN North Richland Hills Pads, LLC     Various                             North Richland Hills      TX
  266           UBS   Belle Pointe, LLC                         810 S Pokegama Ave                  Grand Rapids              MN



                                                                                                   Interest   Net Mortgage
Loan #   Zip Code   County          Property Name                          Size      Measure       Rate (%)   Interest Rate
------   --------   -------------   ------------------------------------   -------   -----------   --------   -------------
     1   Various    Various         GSA Portfolio                          1101778   Square Feet    6.22500         6.20466
     3      10010   New York        315 Park Avenue South                   333641   Square Feet    5.82447         5.80413
     4   Various    Various         Save Mart Portfolio                    1611853   Square Feet    5.62000         5.59966
     7      32202   Duval           Hyatt Regency - Jacksonville               966   Rooms          6.01400         5.99366
     8   Various    Various         Americold Portfolio                    1373997   Square Feet    5.43350         5.41316
    14      10023   New York        2030 Broadway                              153   Units          5.50650         5.48616
    15      30313   Fulton          Embassy Suites Atlanta                     321   Rooms          5.67500         5.65466
    17      10128   New York        The Electra Apartments                     166   Units          5.57600         5.55566
    19      10023   New York        175 West 72nd St                           133   Units          5.65950         5.63916
    21      37027   Williamson      The Landings of Brentwood Apartments       724   Units          5.71750         5.69716
    29      46204   Marion          101 West Ohio Street                    339878   Square Feet    5.68800         5.66766
    30      11106   Queens          36-46 33rd Street                       189779   Square Feet    5.55250         5.53216
    33      01803   Middlesex       Burlington Marriott                        418   Rooms          5.76100         5.74066
    37      93308   Kern            Doubletree Bakersfield                     262   Rooms          6.26400         6.24366
    40      94608   Alameda         Hilton Garden Inn - Emeryville             278   Rooms          5.74300         5.72266
    44      34293   Sarasota        Venice Shoppes                          174930   Square Feet    5.58440         5.56406
    46      11211   Kings           Rocket Lofts                                75   Units          5.57500         5.55466
    52      10016   New York        15-17 Park Avenue                           99   Units          5.39500         5.37466
    54      11209   Kings           439 86th Street                          27200   Square Feet    5.82200         5.80166
    61      33410   Palm Beach      PGA Financial Plaza                      72350   Square Feet    5.50500         5.48466
    63      10036   New York        42 West 48th Street                      59816   Square Feet    5.66500         5.64466
    69      02451   Middlesex       400-1 / 400-2 Totten Pond               154659   Square Feet    5.62500         5.60466
    70      06484   Fairfield       Center at Split Rock                     82841   Square Feet    5.60000         5.57966
    75      11550   Nassau          Hempstead Retail                         89420   Square Feet    5.98000         5.95966
    77      11354   Queens          147-25 Northern Boulevard                  147   Units          5.46000         5.43966
    78      32514   Escambia        Sweetwater Apartments                      184   Units          5.50700         5.44666
    82      77565   Galveston       Park at Waterford Harbor                   200   Units          5.52000         5.49966
    85      20783   Prince George   Hyattsville Portfolio                      229   Units          5.70100         5.68066
    88      32817   Orange          University Corporate Center One         123044   Square Feet    5.48500         5.46466
    93      30082   Cobb            Highlands Overlook                      246176   Square Feet    5.61000         5.58966
    96      75275   Dallas          Preston Valley Center                    75798   Square Feet    5.67400         5.65366
   106      75038   Dallas          The Overlook at Las Colinas              95510   Square Feet    5.78400         5.76366
   110      11377   Queens          46-01 67th Street                          111   Units          5.46000         5.43966
   116      10019   New York        525 West 49th Street                        45   Units          5.65500         5.63466
   117      60629   Cook            Bedford Park Shoppes                     34213   Square Feet    5.54000         5.51966
   120      11021   Nassau          185 Great Neck Road                      40143   Square Feet    5.79200         5.77166
   128      11368   Queens          Corona Apartments                           93   Units          5.46000         5.43966
   150      10010   New York        22 West 23rd Street                      16316   Square Feet    5.98100         5.96066
   154      11372   Queens          82-06 Northern Boulevard                 37400   Square Feet    5.46000         5.43966
   175   Various    Various         Rite Aid Portfolio                       40337   Square Feet    6.11700         6.09666
   176      60532   DuPage          1050 Warrenvile Road                     53982   Square Feet    5.55000         5.52966
   180      92544   Riverside       Hemet Retail Center                      19174   Square Feet    5.95000         5.92966
   198      55811   St. Louis       Walgreens - Duluth                       14490   Square Feet    5.68650         5.66616
   202      33908   Lee             Metro Self Storage - Fort Myers            652   Units          5.63200         5.61166
   207      80128   Jefferson       Walgreens - Littleton                    14820   Square Feet    5.68650         5.66616
   208      19102   Philadelphia    Brooks Brothers Walnut Street            14100   Square Feet    6.06600         6.04566
   217      28557   Carteret        Walgreens - Morehead                     14490   Square Feet    5.70000         5.67966
   220      78212   Bexar           French Place Apartments                     84   Units          5.70500         5.68466
   222      30125   Douglas         Metro Self Storage - Douglasville          489   Units          5.58000         5.55966
   223      38127   Shelby          Walgreens Memphis                        14710   Square Feet    5.68000         5.65966
   228      26501   Monongalia      Rite Aid - Westover                      14708   Square Feet    6.11700         6.09666
   232      29710   Lancaster       Walgreens - Lancaster                    14820   Square Feet    5.70000         5.67966
   233      27028   Davie           Walgreens - Mocksville                   14820   Square Feet    5.70000         5.67966
   238      23831   Chesterfield    Rite Aid - Chester                       14704   Square Feet    6.11700         6.09666
   239      11237   Kings           389 Knickerbocker Avenue                  5736   Square Feet    6.12500         6.10466
   243      15834   Cameron         Rite Aid - Emporium                      11253   Square Feet    6.11700         6.09666
   245      76180   Tarrant         North Richland Hills Portfolio           15683   Square Feet    5.70000         5.67966
   266      55744   Itasca          Arby's - Grand Rapids                     4796   Square Feet    5.75000         5.72966


         Original      Cutoff               Rem.   Maturity/   Amort.   Rem.     Monthly        Servicing   Accrual      ARD
Loan #   Balance       Balance       Term   Term   ARD Date    Term     Amort.   Debt Service   Fee Rate    Type        (Y/N)
------   -----------   -----------   ----   ----   ---------   ------   ------   ------------   ---------   ----------   ---
     1   284,000,000   284,000,000     61     58   05/09/12         0        0      1,493,712     0.02000   Actual/360   No
     3   219,000,000   219,000,000     60     59   06/09/12         0        0      1,077,729     0.02000   Actual/360   No
     4   210,000,000   209,064,838    120    117   04/09/17       300      297      1,304,676     0.02000   Actual/360   No
     7   150,000,000   150,000,000    120    119   06/10/17         0        0        762,191     0.02000   Actual/360   No
     8   115,300,000   115,300,000    120    113   12/11/16         0        0        529,320     0.02000   Actual/360   No
    14    80,000,000    80,000,000    120    117   04/10/17         0        0        372,199     0.02000   Actual/360   No
    15    80,000,000    80,000,000     60     57   04/10/12         0        0        383,588     0.02000   Actual/360   No
    17    66,000,000    66,000,000    120    117   04/10/17         0        0        310,939     0.02000   Actual/360   No
    19    62,500,000    62,500,000    120    117   04/10/17         0        0        298,860     0.02000   Actual/360   No
    21    59,100,000    59,100,000    120    118   05/10/17         0        0        285,498     0.02000   Actual/360   No
    29    45,000,000    45,000,000    120    118   05/09/17         0        0        216,263     0.02000   Actual/360   No
    30    42,000,000    42,000,000    120    117   04/09/17         0        0        197,037     0.02000   Actual/360   No
    33    37,000,000    37,000,000    120    119   06/09/17         0        0        180,098     0.02000   Actual/360   No
    37    35,000,000    35,000,000     60     59   06/10/12       360      360        215,820     0.02000   Actual/360   No
    40    33,963,000    33,963,000     60     59   06/10/12         0        0        164,799     0.02000   Actual/360   No
    44    30,000,000    30,000,000    120    118   05/09/17         0        0        141,549     0.02000   Actual/360   No
    46    29,000,000    29,000,000    120    118   05/10/17         0        0        136,600     0.02000   Actual/360   No
    52    26,000,000    26,000,000     60     59   06/10/12         0        0        118,515     0.02000   Actual/360   No
    54    24,000,000    24,000,000    120    117   04/10/17         0        0        118,057     0.02000   Actual/360   No
    61    20,700,000    20,700,000    120    118   05/09/17         0        0         96,280     0.02000   Actual/360   No
    63    20,000,000    20,000,000    120    119   06/09/17         0        0         95,728     0.02000   Actual/360   No
    69    18,100,000    18,100,000     60     54   01/10/12         0        0         86,022     0.02000   Actual/360   No
    70    18,000,000    18,000,000    120    119   06/09/17         0        0         85,167     0.02000   Actual/360   No
    75    16,250,000    16,250,000    120    119   06/09/17         0        0         82,104     0.02000   Actual/360   No
    77    15,350,000    15,350,000    120    118   05/09/17         0        0         70,813     0.02000   Actual/360   No
    78    15,300,000    15,300,000     84     81   04/09/14         0        0         71,189     0.06000   Actual/360   No
    82    15,000,000    15,000,000    120    117   04/10/17         0        0         69,958     0.02000   Actual/360   No
    85    14,000,000    14,000,000     84     82   05/09/14         0        0         67,435     0.02000   Actual/360   No
    88    13,000,000    13,000,000     60     56   03/09/12         0        0         60,246     0.02000   Actual/360   No
    93    12,250,000    12,250,000     60     56   03/09/12         0        0         58,064     0.02000   Actual/360   No
    96    12,000,000    12,000,000    120    118   05/09/17       360      360         69,450     0.02000   Actual/360   No
   106    10,000,000    10,000,000     60     56   03/09/12         0        0         48,869     0.02000   Actual/360   No
   110     9,350,000     9,350,000    120    118   05/09/17         0        0         43,133     0.02000   Actual/360   No
   116     9,000,000     9,000,000    120    119   06/09/17         0        0         43,002     0.02000   Actual/360   No
   117     8,950,000     8,950,000    120    119   06/09/17         0        0         41,893     0.02000   Actual/360   No
   120     8,800,000     8,800,000    120    118   05/09/17         0        0         43,065     0.02000   Actual/360   No
   128     8,000,000     8,000,000    120    118   05/09/17         0        0         36,906     0.02000   Actual/360   No
   150     6,540,000     6,540,000    120    119   06/09/17         0        0         33,049     0.02000   Actual/360   No
   154     6,375,000     6,375,000    120    118   05/09/17         0        0         29,409     0.02000   Actual/360   No
   175     5,704,000     5,704,000    120    116   03/10/17         0        0         29,480     0.02000   Actual/360   No
   176     5,600,000     5,600,000    120    116   03/09/17       360      360         31,972     0.02000   Actual/360   No
   180     5,250,000     5,250,000    120    119   06/09/17         0        0         26,031     0.02000   30/360       No
   198     4,800,000     4,800,000    120    117   04/09/17         0        0         23,062     0.02000   Actual/360   No
   202     4,600,000     4,600,000    120    118   05/09/17         0        0         21,889     0.02000   Actual/360   No
   207     4,330,000     4,330,000    120    117   04/09/17         0        0         20,804     0.02000   Actual/360   No
   208     4,275,000     4,275,000    120    119   06/09/17       360      360         25,812     0.02000   Actual/360   No
   217     3,800,000     3,800,000    121    117   04/09/17         0        0         18,301     0.02000   Actual/360   No
   220     3,720,000     3,720,000    120    116   03/09/17         0        0         17,931     0.02000   Actual/360   No
   222     3,616,000     3,616,000    120    116   03/09/17         0        0         17,048     0.02000   Actual/360   No
   223     3,535,000     3,528,063    120    118   05/09/17       360      358         20,472     0.02000   Actual/360   No
   228     3,215,000     3,215,000    120    116   03/10/17         0        0         16,616     0.02000   Actual/360   No
   232     2,900,000     2,900,000    121    117   04/09/17         0        0         13,966     0.02000   Actual/360   No
   233     2,800,000     2,800,000    121    117   04/09/17         0        0         13,485     0.02000   Actual/360   No
   238     2,627,000     2,627,000    120    116   03/10/17         0        0         13,577     0.02000   Actual/360   No
   239     2,600,000     2,600,000    120    119   06/09/17         0        0         13,455     0.02000   Actual/360   No
   243     2,454,000     2,454,000    120    116   03/10/17         0        0         12,683     0.02000   Actual/360   No
   245     2,050,000     2,050,000    120    117   04/10/17         0        0          9,873     0.02000   Actual/360   No
   266     1,000,000     1,000,000    120    118   05/09/17         0        0          4,858     0.02000   Actual/360   No


                                                       Originator/
Loan #   ARD Step Up (%)   Title Type   Crossed Loan   Loan Seller   Guarantor
------   ---------------   ----------   -----------    -----------   -----------------------------------------------------------
    1                           Fee                        UBS       Record Realty (US) LLC
    1                           Fee                        UBS       Record Realty (US) LLC
    3                           Fee                        UBS       Craig Nassi
    4                           Fee                        UBS       Standiford Partners, LLC
                                                                     Oxford Lodging Advisory & Investment Group, LLC, Marathon
                                                                     Real Estate Opportunity Fund, LLC, Square Mile Partners
    7                           Fee                        UBS       II LP
    8                           Fee                        UBS       Americold Realty Trust
    14                          Fee                        UBS       Kayvan Hakim
    15                          Fee                        UBS       David C. Marvin
    17                          Fee                        UBS       Alex Forkosh
    19                          Fee                        UBS       Arnold Goldstein, Michael Laub
    21                          Fee                        UBS       Andrew Stewart, John Foresi
    29                          Fee                        UBS       Gerald M. Marshall, Stephen J. Gleason
    30                          Fee                        UBS       Efstathios Valiotis
    33                          Fee                        UBS       William G. Finard, Caroline G. Mugar, David G. Mugar
    37                          Fee                        UBS       IC Investment Fund I GP, LLC
    40                          Fee                        UBS       The RIM Corporation
    44                          Fee                        UBS       Barry Rudofsky
    46                          Fee                        UBS       Menachem Stark, Israel Perlmutter
    52                          Fee                        UBS       Arnold Goldstein
    54                          Fee                        UBS       Jeff Sutton
    61                          Fee                        UBS       Charles M. Bayer, Jr.
    63                          Fee                        UBS       Jack Elo
    69                          Fee                        UBS       Berwind Property Group, Ltd., Berwind Property Group, Inc.
    70                          Fee                        UBS       Monty Blakeman
    75                          Fee                        UBS       Shlomo Bakhash, Moris Bakhash, Ezra Marshaal
    77                          Fee                        UBS       Show Lain C. Cheng
    78                          Fee                        UBS       CMS Private REIT Master Subpartnership, L.P
    82                          Fee                        UBS       Andrew Stewart, John Foresi
                                                                     Darryl J. Shrock, Bruce W. Hurd, Brett E. Summers, James
    85                          Fee                        UBS       Anderson
    88                          Fee                        UBS       AMP Capital UCC Orlando Property LLC
    93                          Fee                        UBS       UCM/Ackerman-Highlands Overlook, LLC
    96                          Fee                        UBS       William K. Wells
   106                          Fee                        UBS       Sina Mahfar
   110                          Fee                        UBS       Show Lain C. Cheng
   116                          Fee                        UBS       Alan Sackman and James F. Hefelfinger
   117                          Fee                        UBS       Francis Greenburger
   120                          Fee                        UBS       Sina Mahfar
   128                          Fee                        UBS       Show Lain C. Cheng
   150                          Fee                        UBS       Aron Rosenberg and Michael Rosenberg
   154                          Fee                        UBS       Show Lain C. Cheng
   175                       Leasehold                     UBS       David R. Grieve
   176                          Fee                        UBS       WRT Realty L.P.
   180                          Fee                        UBS       Azam Sher
                                                                     Michael D. Gorge, Frederick S. Goldberg, Tom J. Goldberg,
   198                          Fee                        UBS       Arnold M. Jacob
   202                          Fee                        UBS       Metro JV Fund II LLC
                                                                     Michael D. Gorge, Frederick S. Goldberg, Tom J. Goldberg,
   207                          Fee                        UBS       Arnold M. Jacob
   208                          Fee                        UBS       Marvin Welsch
   217                          Fee                        UBS       Howard Cohen
   220                          Fee                        UBS       Wayne Weaver
   222                          Fee                        UBS       Metro JV Fund II LLC
   223                          Fee                        UBS       Joseph Fetter
   228                          Fee                        UBS       David R. Grieve
   232                          Fee                        UBS       Howard Cohen
   233                          Fee                        UBS       Howard Cohen
   238                          Fee                        UBS       David R. Grieve
   239                          Fee                        UBS       Jeff Sutton
   243                          Fee                        UBS       David R. Grieve
   245                          Fee                        UBS       David R. Grieve
   266                          Fee                        UBS       Sina Mahfar


                                                                   UPFRONT ESCROW
                     ---------------------------------------------------------------------------------------------------------------
         Letter      Upfront CapEx    Upfront        Upfront Envir.   Upfront TI/LC   Upfront RE      Upfront Ins.    Upfront Other
Loan #   of Credit   Reserve          Eng. Reserve   Reserve          Reserve         Tax Reserve     Reserve         Reserve
-------  ---------   --------------   ------------   --------------   --------------  --------------  --------------  --------------
    1       No                 0.00       7,250.00             0.00             0.00      417,364.27       51,827.23      400,000.00
    3       No         2,605,482.00     256,000.00             0.00     4,000,000.00    1,588,929.50      206,245.00    5,000,000.00
    4       No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
    7       No                 0.00           0.00             0.00             0.00      454,310.82            0.00            0.00
    8       No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
    14      No                 0.00           0.00             0.00             0.00      332,315.33            0.00      367,100.00
    15      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
    17      No                 0.00           0.00             0.00             0.00      110,162.00       45,461.57            0.00
    19      No                 0.00           0.00             0.00             0.00      528,702.00            0.00            0.00
    21      No         4,200,000.00           0.00             0.00             0.00      209,770.75            0.00            0.00
    29      No             4,248.48       3,375.00             0.00        22,500.00      461,153.00            0.00            0.00
    30      No                 0.00           0.00             0.00             0.00       73,899.84            0.00            0.00
    33      No                 0.00           0.00             0.00             0.00            0.00            0.00
    37      No                 0.00     429,875.00             0.00             0.00            0.00            0.00            0.00
    40      No                 0.00           0.00             0.00             0.00       55,898.48      148,528.37            0.00
    44      No             3,055.57           0.00        10,000.00         7,275.17      142,579.06      155,198.35            0.00
    46      No                 0.00           0.00       125,000.00             0.00       32,421.25       30,695.78            0.00
    52      No                 0.00           0.00             0.00             0.00      349,401.50            0.00            0.00
    54      No                 0.00           0.00             0.00       451,562.00       79,685.00        1,291.67      548,438.00
    61      No                 0.00           0.00             0.00       700,000.00            0.00      730,000.00            0.00
    63      No                 0.00           0.00             0.00             0.00      260,753.50            0.00            0.00
    69      No                 0.00     125,500.00             0.00             0.00      156,112.00            0.00    1,300,000.00
    70      No             1,035.51           0.00             0.00             0.00       18,223.33        9,124.49      589,766.81
    75      No             1,140.34           0.00             0.00       175,000.00      146,069.25       13,355.00            0.00
    77      No                 0.00           0.00             0.00             0.00      115,052.50            0.00            0.00
    78      No           253,833.33      28,750.00             0.00             0.00       97,991.42       84,333.33            0.00
    82      No           640,000.00           0.00             0.00             0.00       78,988.60            0.00            0.00
    85      No             4,770.83           0.00             0.00             0.00       79,350.67        4,648.83      112,950.00
    88      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
    93      No             3,077.20           0.00             0.00        10,257.33       71,134.62        8,298.00            0.00
    96      No               947.48           0.00             0.00         4,737.38      114,583.33       27,287.33       35,594.50
   106      No               795.92       6,250.00             0.00         3,979.58       57,500.00        3,337.73            0.00
   110      No                 0.00           0.00             0.00             0.00       62,741.67            0.00            0.00
   116      No                 0.00           0.00             0.00             0.00      134,094.50       41,646.92            0.00
   117      No               285.32           0.00             0.00             0.00       23,440.20        6,974.67      200,000.00
   120      No               510.00     106,260.00             0.00         1,701.00       22,563.00        2,139.00            0.00
   128      No                 0.00           0.00             0.00             0.00       39,045.42            0.00            0.00
   150      No               271.78           0.00             0.00       130,000.00       40,034.50        4,490.67            0.00
   154      No                 0.00           0.00        25,000.00             0.00       35,214.17            0.00            0.00
   175      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   176      No                 0.00      48,750.00             0.00     1,648,121.00       58,333.33        4,368.66      730,115.19
   180      No                 0.00           0.00             0.00             0.00        2,131.09       10,184.00            0.00
   198      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   202      No                 0.00           0.00             0.00             0.00       34,767.00            0.00            0.00
   207      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   208      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   217      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   220      No           250,000.00           0.00             0.00             0.00       21,297.90       23,295.80            0.00
   222      No                 0.00           0.00             0.00             0.00       11,879.58            0.00            0.00
   223      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   228      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   232      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   233      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   238      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   239      No                64.20           0.00             0.00           625.00        7,562.00        1,068.33            0.00
   243      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   245      No                 0.00           0.00             0.00             0.00            0.00            0.00            0.00
   266      No                 0.00       2,875.00             0.00             0.00            0.00            0.00            0.00




                                                 MONTHLY ESCROW
         -------------------------------------------------------------------------------------------
         Monthly Capex   Monthly Envir.   Monthly TI/LC   Monthly RE    Monthly        Monthly          Grace    Lockbox
Loan #   Reserve         Reserve          Reserve         Tax Reserve   Ins. Reserve   Other Reserve    Period   In-place
------   -------------   --------------   -------------   -----------   ------------   -------------    ------   --------
     1            0.00             0.00            0.00     181013.17       32480.93            0.00         0   Yes
     3         5560.68             0.00            0.00     264821.58       17187.08            0.00         0   Yes
     4            0.00             0.00            0.00          0.00           0.00            0.00         0   Yes
     7            0.00             0.00            0.00     113577.70           0.00            0.00         0   Yes
     8            0.00             0.00            0.00                         0.00            0.00         0   Yes
    14            0.00             0.00            0.00      83078.83       17436.19            0.00         0   No
    15            0.00             0.00            0.00          0.00           0.00            0.00         0   No
    17            0.00             0.00            0.00      27540.50        5051.29            0.00         0   No
    19            0.00             0.00            0.00     132175.50           0.00            0.00         0   No
    21        15083.33             0.00            0.00      69923.58           0.00            0.00         0   No
    29         4248.48             0.00        22500.00      65879.00           0.00            0.00         0   Yes
    30         3162.98             0.00            0.00      18474.96           0.00            0.00         0   No
    33            0.00             0.00            0.00          0.00           0.00            0.00         0   No
    37            0.00             0.00            0.00          0.00           0.00            0.00         0   No
    40            0.00             0.00            0.00      27949.24       18566.05            0.00         0   Yes
    44         3055.57             0.00         7275.17      23763.18       31039.67            0.00         0   No
    46            0.00             0.00            0.00       6484.25        3634.83            0.00         0   No
    52            0.00             0.00            0.00      58233.58           0.00            0.00         0   No
    54            0.00             0.00            0.00      19921.25        1291.67            0.00         0   Yes
    61            0.00             0.00            0.00          0.00           0.00            0.00         0   Yes
    63            0.00             0.00            0.00      43458.92           0.00            0.00         0   No
    69            0.00             0.00            0.00      52037.33           0.00            0.00         0   No
    70         1035.51             0.00            0.00      18223.33        1140.56            0.00         0   No
    75         1140.34             0.00            0.00      35210.08        4943.24            0.00         0   No
    77         3104.17             0.00            0.00      23010.50           0.00            0.00         0   No
    78         3833.33             0.00            0.00      19598.28        8433.33            0.00         0   No
    82         3750.00             0.00            0.00      26329.53           0.00            0.00         0   No
    85         4770.83             0.00            0.00       9918.83        4648.83            0.00         0   No
    88            0.00             0.00            0.00          0.00           0.00            0.00         0   No
    93         3077.20             0.00        10257.33      11855.77        2766.00            0.00         0   No
    96          947.48             0.00         4737.38      22916.67        2480.07            0.00         0   No
   106            0.00             0.00                      19166.67        1668.86            0.00         0   No
   110         2312.50             0.00            0.00      12548.33           0.00            0.00         0   No
   116            0.00             0.00            0.00      22349.08        1262.03            0.00         0   No
   117          285.32             0.00            0.00      14166.67         871.83            0.00         0   Yes
   120          510.00             0.00         1701.00      22563.00        2138.67            0.00         0   Yes
   128         1937.50             0.00            0.00       7809.08           0.00            0.00         0   No
   150          271.78             0.00            0.00       6672.42                        2245.33         0   No
   154          633.33             0.00            0.00       7042.83           0.00            0.00         0   No
   175            0.00             0.00            0.00          0.00           0.00            0.00         0   Yes
   176          899.70             0.00            0.00       8333.33        1092.16            0.00         0   No
   180            0.00             0.00          798.92       2131.09         848.67            0.00         0   No
   198            0.00             0.00            0.00          0.00           0.00            0.00         0   No
   202            0.00             0.00            0.00       5794.50           0.00            0.00         0   No
   207            0.00             0.00            0.00          0.00           0.00            0.00         0   No
   208            0.00             0.00            0.00          0.00           0.00            0.00         0   Yes
   217            0.00             0.00            0.00          0.00           0.00            0.00         0   No
   220            0.00             0.00            0.00       7099.30           0.00            0.00         0   No
   222            0.00             0.00            0.00       2375.92           0.00            0.00         0   No
   223            0.00             0.00            0.00          0.00           0.00            0.00         0   No
   228            0.00             0.00            0.00          0.00           0.00            0.00         0   Yes
   232            0.00             0.00            0.00          0.00           0.00            0.00         0   No
   233            0.00             0.00            0.00          0.00           0.00            0.00         0   No
   238            0.00             0.00            0.00          0.00           0.00            0.00         0   Yes
   239           64.20             0.00          625.00       1260.33         115.00            0.00         0   Yes
   243            0.00             0.00            0.00          0.00           0.00            0.00         0   Yes
   245            0.00             0.00            0.00          0.00           0.00            0.00         0   No
   266            0.00             0.00            0.00          0.00           0.00            0.00         0   No

                                                                    Remaining
                                                                    Amortization
                                    Interest             Final      Term for
         Property      Defeasance   Accrual      Loan    Maturity   Balloon
Loan #   Type          Permitted    Period       Group   Date       Loans
------   -----------   ----------   ----------   -----   --------   ------------
     1   Office        Yes          Actual/360       1
     3   Office        Yes          Actual/360       1
     4   Retail        No           Actual/360       1                       300
     7   Hotel         Yes          Actual/360       1
     8   Industrial    Yes          Actual/360       1
    14   Multifamily   Yes          Actual/360       2
    15   Hotel         No           Actual/360       1
    17   Multifamily   Yes          Actual/360       2
    19   Multifamily   Yes          Actual/360       2
    21   Multifamily   Yes          Actual/360       2
    29   Office        Yes          Actual/360       1
    30   Office        Yes          Actual/360       1
    33   Hotel         No           Actual/360       1
    37   Hotel         Yes          Actual/360       1                       360
    40   Hotel         Yes          Actual/360       1
    44   Retail        Yes          Actual/360       1
    46   Multifamily   Yes          Actual/360       2
    52   Multifamily   Yes          Actual/360       2
    54   Retail        Yes          Actual/360       1
    61   Office        Yes          Actual/360       1
    63   Office        Yes          Actual/360       1
    69   Office        No           Actual/360       1
    70   Retail        Yes          Actual/360       1
    75   Retail        Yes          Actual/360       1
    77   Multifamily   Yes          Actual/360       2
    78   Multifamily   No           Actual/360       2
    82   Multifamily   Yes          Actual/360       2
    85   Multifamily   Yes          Actual/360       2
    88   Office        No           Actual/360       1
    93   Office        No           Actual/360       1
    96   Retail        Yes          Actual/360       1                       360
   106   Office        Yes          Actual/360       1
   110   Multifamily   Yes          Actual/360       2
   116   Multifamily   No           Actual/360       2
   117   Retail        Yes          Actual/360       1
   120   Office        Yes          Actual/360       1
   128   Multifamily   Yes          Actual/360       2
   150   Office        Yes          Actual/360       1
   154   Retail        Yes          Actual/360       1
   175   Retail        Yes          Actual/360       1
   176   Office        Yes          Actual/360       1                       360
   180   Retail        Yes          30/360           1
   198   Retail        Yes          Actual/360       1
         Self
   202   Storage       Yes          Actual/360       1
   207   Retail        Yes          Actual/360       1
   208   Retail        Yes          Actual/360       1                       360
   217   Retail        Yes          Actual/360       1
   220   Multifamily   Yes          Actual/360       2
         Self
   222   Storage       Yes          Actual/360       1
   223   Retail        Yes          Actual/360       1                       360
   228   Retail        Yes          Actual/360       1
   232   Retail        Yes          Actual/360       1
   233   Retail        Yes          Actual/360       1
   238   Retail        Yes          Actual/360       1
   239   Retail        Yes          Actual/360       1
   243   Retail        Yes          Actual/360       1
   245   Retail        No           Actual/360       1
   266   Retail        Yes          Actual/360       1


                                    EXHIBIT B


                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    EXHIBIT C

                                JPMCC 2007-LDP11


           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

No. 6

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

1                GSA Portfolio           There is companion subordinate financing from the Seller backed by a mixture of mezzanine pledges of the Mortgagor's ownership interests and 1% preferred equity pledges with respect to
                                         mortgaged properties which are not part of the related Mortgage
                                         Loan, and which are subject to pre-existing first lien mortgage loans from third parties.

                                         Additionally, the individual Mortgaged Property located in
                                         Martinsburg, West Virginia is subject to a certain tenant
                                         purchase option, which may be released from the lien of the
                                         Mortgage and transferred to the related tenant upon, among other things, payment of (i) the related purchase price by tenant and
                                         (ii) a release price plus any yield maintenance charges due prior to such release by the Mortgagor.
------------------------------------------------------------------------------------------------------------

3                315 Park Avenue         A junior mezzanine loan secured by the ownership interests of the Mortgagor is cross-collateralized and cross-defaulted with another mezzanine loan secured by the related ownership
                                         interests of a borrowing entity holding its related interests in a mortgaged property that is not included in the trust.
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     The individual Mortgaged Property located in Martinsburg, West
                                         Virginia is subject to a tenant purchase option, which may be released from the lien of the Mortgage upon, among other things, payment of (i) the related purchase price by tenant and (ii) a release price plus any yield maintenance charges due prior to such release by the Mortgagor.
------------------------------------------------------------------------------------------------------------

No. 10(i)

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

7                Hyatt Regency -         The Mortgage Loan documents provide that Mortgagor may obtain an
                 Jacksonville            environmental insurance policy in lieu of an environmental indemnity agreement.
------------------------------------------------------------------------------------------------------------

21               The Landings of         No individual or entity other than the Mortgagor is liable for
                 Brentwood Apartments    any losses arising from the breach of the environmental
                                         covenants.
------------------------------------------------------------------------------------------------------------

29               101 West Ohio Street    The guarantor is personally liable only for such losses,
                                         liabilities, costs and damages arising from the non-recourse carve-out provisions relating to fraud and/or intentional
                                         misrepresentation.
------------------------------------------------------------------------------------------------------------

40               Hilton Garden Inn -     In the event the Mortgagor obtains an environmental policy that
                 Emeryville              is pre-approved by the mortgagee, the indemnitor will continue to be personally liable for losses related to any breach of the environmental covenants, but only to the extent that any losses arising from the breach of such covenants are either not covered by such policy or cannot be recovered under such policy.
------------------------------------------------------------------------------------------------------------

63               42 West 48th Street     The Mortgagor and the related guarantor are personally liable only for the non-recourse carve-out events relating to waste, damage or destruction to the Mortgaged Property that are caused by the Mortgagor and which constitute "material physical waste."
------------------------------------------------------------------------------------------------------------

88               University Corporate    No individual or entity other than the Mortgagor is personally
                 Center One              liable for any losses, arising from the related non-recourse carve-out provisions.
------------------------------------------------------------------------------------------------------------

93               Highlands Overlook      No individual or entity other than the Mortgagor is personally liable for any losses, liabilities, costs and damages arising from the related non-recourse carve-out provisions.
                                         Additionally, the Mortgagor is required to provide an
                                         environmental insurance policy with coverage in an amount equal to $5,000,000 in lieu of an environmental indemnity agreement.
------------------------------------------------------------------------------------------------------------

198              Walgreens - Duluth      Indemnitors under the environmental indemnity agreement are personally liable only to the extent that its own acts or
                                         omissions caused or contributed to any losses arising from breach of any of the environmental covenants.
------------------------------------------------------------------------------------------------------------

207              Walgreens - Littleton   Indemnitors under the environmental indemnity agreement are personally liable only to the extent that its own acts or
                                         omissions caused or contributed to any losses arising from breach of any of the environmental covenants.
------------------------------------------------------------------------------------------------------------

217              Walgreens -Morehead     No individual or entity other than the Mortgagor is personally liable for any losses arising from the breach of the
                                         environmental covenants.
------------------------------------------------------------------------------------------------------------

232              Walgreens - Lancaster   No individual or entity other than the Mortgagor is personally liable for any losses arising from the breach of the
                                         environmental covenants.
------------------------------------------------------------------------------------------------------------

233              Walgreens - Mocksville  No individual or entity other than the Mortgagor is personally liable for any losses arising from the breach of the
                                         environmental covenants.
------------------------------------------------------------------------------------------------------------

No. 12

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

1                GSA Portfolio           The Mortgagor may obtain the release of any  individual  Mortgaged
                                         Property from the lien of the Mortgage  upon,  among other things,
                                         defeasance   or  prepayment  of  an  amount  equal  to  a  certain
                                         percentage  (which is formula  based) between 100% and 125% of the
                                         Allocated Loan Amount.
------------------------------------------------------------------------------------------------------------

4                Save Mart Portfolio     The Mortgagor may obtain the release of an individual Mortgaged
                                         Property from the lien of the Mortgage upon, among other things, payment of a release price equal to: (A) 120% of the Allocated
                                         Loan Amount up to the first three such releases; provided, that
                                         (i) the total sum of all Allocated Loan Amounts released prior to and including the Allocated Loan Amount subject to a release does not exceed 15% of the original principal balance of the
                                         Mortgage Loan; and (ii) none of the first three individual
                                         Mortgaged Properties released are specifically restricted from being released from the lien of the Mortgage for the first three releases; and (B) 115% of the Allocated Loan Amount, thereafter.

                                         Additionally, the Mortgagor may obtain the release of an
                                         individual Mortgaged Property from the lien of the Mortgage by substituting therefor another retail property of like kind and quality; provided, that, the total sum of all Allocated Loan
                                         Amounts paid prior to any substitution including the Allocated
                                         Loan Amount to be paid subject to a substitution, does not, in the aggregate, exceed 50% of the total Allocated Loan Amounts of all individual Mortgaged Properties permitted to be released.
------------------------------------------------------------------------------------------------------------

7                Hyatt Regency -         At any time prior to the date when the Mortgage Loan may be
                 Jacksonville            defeased, the Mortgagor may obtain the release of the so-called
                                         "terrace building hotel component" from the lien of the Mortgage upon, among other things, prepayment of an amount equal to
                                         $12,090,000 in connection with any such release; provided, however, on or after such permitted date the Mortgage Loan may be defeased, the Mortgagor may obtain the release of the
                                         so-called "terrace hotel component" through defeasance of the
                                         Mortgage Loan and by providing defeasance collateral sufficient to cover all scheduled payments due under the related Mortgage
                                         Loan documents.

                                         The related Mortgage Loan documents permit the Mortgagor to obtain the release of a portion of the Mortgaged Property from the lien of the Mortgage comprised of the so-called "parking component" and "conference center component" (each of which are located within the "terrace hotel component") without payment or defeasance of any Allocated Loan Amount (A) by substituting therefor another property of like kind and quality subject to satisfaction of certain conditions related thereto or(B) by replacing such released portion of the Mortgaged Property
                                         through a reconfiguration of the remaining Mortgaged Property which, on the whole, provides equivalent operational and
                                         functional utility as that of the "released component" as to allow undisturbed operation of the hotel business on the
                                         Mortgaged Property and does not materially and adversely affect the Mortgaged Property or the Mortgage Loan.
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     The Mortgagor may obtain the release of an individual Mortgaged
                                         Property from the lien of the Mortgage upon defeasance of an amount equal to a certain percentage (which is formula based)
                                         between 105% and (C) 115% of the Allocated Loan Amount.

                                         Finally, the Mortgagor may obtain the release of an individual
                                         Mortgaged Property from the lien of the Mortgage by substituting therefor any individual Mortgaged Property with another property of like kind and quality subject to satisfaction of certain conditions including, but not limited to, payment of a specified percentage of the Allocated Loan Amount (as discussed above);
                                         provided, that the total sum of all Allocated Loan Amounts paid prior to any substitution including the Allocated Loan Amount to be paid subject to a substitution, in the aggregate, does not exceed 35% of the original principal balance of the Mortgage
                                         Loan.
------------------------------------------------------------------------------------------------------------

46               Rocket Lofts            The Mortgagor may obtain the release of an improved out-parcel from the lien of the Mortgage, which was not assigned any
                                         material value in connection with underwriting of the Mortgage
                                         Loan or in the related appraisal.
------------------------------------------------------------------------------------------------------------

69               400-1 / 400-2 Totten    The Mortgaged Property is comprised of two condominium units.
                 Road                    The Mortgagor may obtain the release of any such condominium unit from the lien of the Mortgage upon payment of a release price equal to 115% of the Allocated Loan Amount (including yield maintenance charges).
------------------------------------------------------------------------------------------------------------

No. 19(ii)

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

198              Walgreens - Duluth      The Mortgagor received notice regarding a "threatened" partial condemnation of approximately 0.02 acres of unimproved land running roughly 25 feet along the northern border of the
                                         Mortgaged Property.
------------------------------------------------------------------------------------------------------------

No. 20 (iii)

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

175              Rite Aid Portfolio      A ground lease for the individual Mortgaged Property located in
                                         Wilmington, Delaware provides that following a foreclosure, the landlord must grant consent to an assignment of the ground lease, which shall not be unreasonably withheld, conditioned or delayed and such consent shall be deemed granted if the landlord does not respond to such notice within 30 days.
------------------------------------------------------------------------------------------------------------

No. 21(i)

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     With respect to the individual Mortgaged Property located in
                                         Phoenix, Arizona, the related Environmental Site Assessment report is dated as of May 1st, 2006.
------------------------------------------------------------------------------------------------------------

No. 22

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

3                315 Park Avenue         If insurance coverage is provided by a syndicate of insurers, such insurers will be subject to, among other things, the
                                         following ratings requirement: (i) the first layer of coverage must be provided by carriers with a minimum financial strength rating of "A" or better from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"); (ii) 60%
                                         to 75% (if there are 4 or fewer members in the syndicate) of the aggregate limits under such policies must be provided by
                                         carriers with a minimum financial strength rating from S&P of
                                         "A" or better; and (iii) each carrier in such syndicate shall have a financial strength rating of not less than "BBB."
------------------------------------------------------------------------------------------------------------

4                Save Mart Portfolio     The Lloyd's of London was approved by mortgagee of meeting the insurance company ratings requirements under the related
                                         Mortgage Loan documents.
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     All insurance policies may be issued by an insurer having a claims-paying-ability rating of less than "A-", subject to satisfaction of certain conditions including, among other
                                         things, the following: (A) if 5 or more insurance carriers are providing the insurance policies (i) only 60% of such coverage will be required to be insured by insurance companies having a claims-paying-ability rating of "A-" or better by S&P, (ii) the remaining 40% of such coverage may be provided by insurance companies having a claims-paying-ability rating of "BBB-" or better by S&P and (iii) with respect to the first $100,000,000 of such coverage, not more than 20% of the insurers will have a claims-paying-ability rating lower than "A-" or better by S&P
                                         (but in no event lower than "BBB" by S&P); and (B) if 4 or fewer insurance carriers are providing the policies, 75% of such coverage will be provided by insurance companies having a
                                         claims-paying-ability rating of "A-" or better by S&P, with the remaining 25% of such coverage by insurance companies having a claims-paying-ability rating of "BBB-" or better by S&P.
------------------------------------------------------------------------------------------------------------

15               Embassy Suites Atlanta  A specified percentage not greater than 25% of the total insurance coverage under the Mortgagor's insurance policy may be issued by insurers having a claims-paying-ability rating of less than "A-" by S&P; provided, that (A) at least 4 primary insurers provide coverage under the Mortgagor's insurance policy, and
                                         (B) a certain percentage greater than 75% for each of the
                                         individual insurance coverage provided under each respective insurance policy shall be issued by insurers with a
                                         claims-paying-ability rating of "A" or better, by S&P (or the equivalent thereof) by Fitch or Moody's, which are "BBB" and
                                         "Baa2" for the remaining 25%, respectively.
------------------------------------------------------------------------------------------------------------

40               Hilton Garden Inn -     If any insurance required under the related Mortgage Loan
                 Emeryville              documents is provided by a syndicate of insurers, the insurers with respect to such insurance shall be considered acceptable if: (i) the first layer of coverage under such insurance shall be provided by carriers with a minimum financial strength rating from S&P of "A" or better; (ii) 60% (which shall be increased to
                                         75% if there are four or fewer members in the syndicate) of the aggregate limits under such insurance policies must be provided by carriers with a minimum financial strength rating from S&P of
                                         "A" or better and (iii) the financial strength rating from S&P for each carrier in the syndicate shall have a financial
                                         strength rating from S&P of at least "BBB".
------------------------------------------------------------------------------------------------------------

75               Hempstead Retail        At origination, the mortgagee approved Seneca Insurance Co. with
                 Center                  a then current rating of "A-:VIII" from A.M. Best Company;
                                         provided, that in the event such rating is downgraded below a rating of "A-:VIII" from A.M. Best Company or (ii) if the
                                         accepted rating of the foregoing insurance company negatively affects the securitization of the related Mortgage Loan, then such insurer will be replaced by an insurance company with a claims-paying-ability rating of "A" or better (and the
                                         equivalent thereof) by both Moody's and S&P.
------------------------------------------------------------------------------------------------------------

176              1050 Warrenville Road   With respect to the general liability insurance policy the related Mortgage Loan documents provide that such policy may be issued by an insurance company having a claims-paying-ability rating of "BBB" or better by S&P.
------------------------------------------------------------------------------------------------------------

198              Walgreens - Duluth      As long as Walgreens, as a single tenant, or its parent entity maintains an investment grade credit rating by either S&P or
                                         Moody's, the related Mortgaged Property may be self-insured by tenant.
------------------------------------------------------------------------------------------------------------

207              Walgreens - Littleton   As long as Walgreens, as a single tenant, or its parent entity maintains an investment grade credit rating by either S&P or
                                         Moody's, the related Mortgaged Property may be self-insured by tenant.
------------------------------------------------------------------------------------------------------------

223              Walgreens - Memphis     As long as Walgreens, as a single tenant, or its parent entity maintains an investment grade credit rating by either S&P or
                                         Moody's, the related Mortgaged Property may be self-insured by tenant.
------------------------------------------------------------------------------------------------------------

No. 24

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

1                GSA Portfolio           The individual Mortgaged Property located in Buffalo, New  York, is subject to a pending litigation.  The Mortgagor deposited
                                         $400,000 into an escrow reserve fund to cover any liabilities arising from any future judgments, orders, pending settlements, costs and expenses that may arise from such litigation.
------------------------------------------------------------------------------------------------------------

30               36-46 33rd Street       The Mortgaged Property is subject to a claim by another resident residing within the neighborhood of the Mortgagor alledgedly claiming that the renovation by the Mortgagor in 2001 caused damage to the foundations of her house and rendered it
                                         uninhabitable.  Such pending claim is being defended by the contractor's insurance company and any loss to the mortgagee arising therein shall be full recourse to the Mortgagor and the guarantor under the related Mortgage Loan documents.
------------------------------------------------------------------------------------------------------------

No. 26

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     With respect to the individual Mortgaged Property located in
                                         Phoenix, Arizona, the related Property Condition Report is dated as of May 1st, 2006.
------------------------------------------------------------------------------------------------------------

No. 27

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     No rent rolls are required from the Mortgagor because the
                                         improvements situated on the related Mortgaged Properties are warehouses or cold-storage facilities subject to certain
                                         warehouse or facility use agreements, not leases.
------------------------------------------------------------------------------------------------------------

No. 32

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

1                GSA Portfolio           There is companion subordinate financing from the mortgagee backed by a mixture of mezzanine pledges of the Mortgagor's ownership interests and 1% preferred equity pledges with respect to mortgaged properties which are not part of the related
                                         Mortgage Loan, and which are subject to pre-existing first lien mortgage loans from third parties.

                                         Additionally, the related Mortgage Loan documents permit certain entities that are sponsors of the Mortgagor, to transfer their respective ownership interests in the Mortgagor in order to issue or sell shares of capital stock in connection with (i) an initial public offering, provided, such shares are registered and listed in a national stock exchange, or (ii)  a merger through a certain "public vehicle" (as part of a so called
                                         "back-door" initial public offering); subject to, among other things, the satisfaction of certain conditions including minimum total assets and minimum net worth requirements of the surviving entity following a merger.
------------------------------------------------------------------------------------------------------------

3                315 Park Avenue         A junior mezzanine loan secured by the ownership interests of the mortgagor is cross-collateralized and cross-defaulted with another mezzanine loan secured by the ownership interests of an entity holding its related interests in a property that is not included in the trust.

                                         Additionally, the related Mortgage Loan documents provide that transfer restrictions will not apply to any pledge by mezzanine borrower with respect to that portion of the Mortgagor's
                                         ownership interests securing the mezzanine loans.
------------------------------------------------------------------------------------------------------------

4                Save Mart Portfolio     The mortgagee's prior written consent shall not be required in connection with (A) a sale or transfer of 100% of the related master tenant's direct or indirect interests and (B) with
                                         respect to any modifications to the beneficial interest or identity of the beneficiaries, controlling members or trustee of the Robert M. Piccinini Living Trust (a trust belonging to the principal holding 100% ownership interests in the sole sponsor of the Mortgagor), any of its successors (as may be amended from time to time), or with respect to any direct or indirect
                                         transfer or change in any ownership interests among such trust beneficiaries of such trust, Robert M. Piccinini and/or heirs, devisees and legatees of such trust or Robert M. Piccinini or his family.
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     The related Mortgage Loan documents permit (i) certain entities that are owners of Americold Realty Trust ("ART"), a guarantor and sponsor of the Mortgagor, to transfer their ownership
                                         interests or merge with other persons, (ii) ART to issue
                                         ownership interests or securities in ART in connection with ART becoming a public company and (iii) ART to merge or consolidate with any person; provided that, in connection with (ii) and
                                         (iii), if the existing owners of ART in the aggregate would no longer own a controlling interest in the Mortgagor, rating agency confirmation will be required in connection therewith.
------------------------------------------------------------------------------------------------------------

15               Embassy Suites Atlanta  The transfer of direct or indirect interests in DTM
                                         Atlanta/Legacy, Inc. is permitted without the mortgagee's prior written consent; provided, (i) David D. Marvin directly or indirectly owns more than 5% interest in the Mortgagor and provided, that (ii) the guarantor continues to serve as
                                         president and manager of the Mortgagor.
------------------------------------------------------------------------------------------------------------

120              185 Great Neck Road     The sole membership interests in the Mortgagor (currently held by a so-called "exchange accommodator") shall be transferred within 180 days of the origination date to an entity controlled by the sole sponsor of the Mortgage Loan and a principal of the
                                         Mortgagor.
------------------------------------------------------------------------------------------------------------

No. 35

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

1                GSA Portfolio           Same as exception to no. 12.
------------------------------------------------------------------------------------------------------------

4                Save Mart Portfolio     Same as exception to no. 12.
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     Same as exception to no. 12.
------------------------------------------------------------------------------------------------------------

69               400-1 / 400-2 Totten    Same as exception to no. 12.
                 Road
------------------------------------------------------------------------------------------------------------

No. 40

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

21               The Landing at          GEBAM, Inc., an equity owner of the Mortgagor, has the right
                 Brentwood Apartments    (but not the obligation) to cure any event of default by the
                                         Mortgagor under the related Mortgage Loan documents, to the extent of, and within the same time frame as such rights exist for the Mortgagor.  The Mortgagee will provide GEBAM, Inc. with copies of all written notices required to be provided to the
                                         Mortgagor under the related Mortgage Loan documents.
------------------------------------------------------------------------------------------------------------

82               Park at Waterford       GEBAM, Inc., an equity owner of the Mortgagor, has the right
                 Harbor                  (but not the obligation) to cure any event of default by the
                                         Mortgagor arising under the related Mortgage Loan documents, to the extent of and within such same time frame as such rights are available or exists for the Mortgagor.  The Mortgagee will provide GEBAM, Inc. with copies of all written notices to the extent such right to receive notice is available and required to be provided to the Mortgagor under the related Mortgage Loan documents.
------------------------------------------------------------------------------------------------------------

No. 42

------------------------------------------------------------------------------------------------------------

Loan No.         Loan Name               Description of Exception
------------------------------------------------------------------------------------------------------------

1                GSA Portfolio           Terrorism insurance premium is capped at $350,000.
------------------------------------------------------------------------------------------------------------

7                Hyatt Regency -         Terrorism insurance premium is capped at $175,000.
                 Jacksonville
------------------------------------------------------------------------------------------------------------

8                Americold Portfolio     Terrorism insurance coverage is required for an amount up to an amount not greater than the highest then-outstanding Allocated
                                         Loan Amount, plus the required business interruption coverage for the Mortgaged Properties subject to the lien of the
                                         Mortgage; provided, however, if the Terrorism Risk Insurance Act
                                         ("TRIA") is not in effect, then the required insurance premium for such coverage shall not exceed $76, 867.
------------------------------------------------------------------------------------------------------------

15               Embassy Suites -        Terrorism insurance coverage is capped at the lesser of (i) the
                 Atlanta                 amount of the outstanding principal balance of the Mortgage Loan and (ii) the maximum amount such coverage can be purchased for an insurance premium not in excess of $181,881.
------------------------------------------------------------------------------------------------------------

33               Burlington - Marriott   Terrorism insurance coverage is capped at the lesser of (i) the amount of the outstanding principal balance of the Mortgage Loan and (ii) the maximum amount that such coverage can be purchased for a premium not in excess of $108,000.
------------------------------------------------------------------------------------------------------------

40               Hilton Garden Inn -     Terrorism insurance coverage is required for an amount not
                 Emeryville              greater than 150% of the insurance premium amount that is due for such commercial property and business interruption insurance policies which satisfy certain conditions and requirements with respect to such policies and purchased by Mortgagor on a
                                         standalone basis.
------------------------------------------------------------------------------------------------------------

175              Rite Aid Portfolio      Terrorism insurance premium is capped at twice the amount due for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

217              Walgreens - Morehead    Terrorism insurance premium is capped at twice the amount due for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

228              Rite Aid - Westover     Terrorism insurance premium is capped at twice the amount due for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

232              Walgreens - Lancaster   Terrorism insurance premium is capped at twice the amount due for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

233              Walgreens - Mocksville  Terrorism insurance premium is capped at twice the amount due for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

238              Rite Aid - Chester      Terrorism insurance premium is capped at twice the amount due for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

243              Rite Aid - Emporium     Terrorism insurance premium is capped at twice the amount due for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

245              North Richland Hills    Terrorism insurance premium is capped at twice the amount due
                 Portfolio               for the trailing 12-month period.
------------------------------------------------------------------------------------------------------------

                                 SCHEDULE II


1.    Hyatt Regency - Jacksonville.

2.    Highlands Overlook.

                                    EXHIBIT D

                        FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1.____I have examined the Mortgage Loan Purchase Agreement, dated as of July 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated June 28, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, the Private Placement Memorandum, dated June 28, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 28, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                  [SIGNATURE APPEARS ON THE FOLLOWING PAGE]





            IN WITNESS WHEREOF, I have signed my name this ___ day of July, 2007.



                                       By:____________________________________
                                          Name:
                                          Title:

                                  SCHEDULE I

MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                     OF AN ENVIRONMENTAL SITE ASSESSMENT

None.

                                 SCHEDULE II

                      MORTGAGED PROPERTY FOR WHICH OTHER
                    ENVIRONMENTAL INSURANCE IS MAINTAINED

Hyatt Regency - Jacksonville.

Highlands Overlook.